INTEREST AND OTHER FINANCE COSTS (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
INTEREST AND OTHER FINANCE COSTS
Interest income	$ 6	$ 6	$ 11
Bank borrowings	(11)	(9)	(9)
Private placement notes	(38)	(37)	(37)
Other	(8)	(6)	(3)
Total interest expense	(57)	(52)	(49)
Net interest expense	$ (51)	$ (46)	$ (38)